As filed with the Securities and Exchange Commission

on September 30, 2105

Registration No. 333-194776

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CRESTWOOD MIDSTREAM PARTNERS LP*

CRESTWOOD MIDSTREAM FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware Delaware	20-1647837 46-1429970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

700 Louisiana

Suite 2550

Houston, Texas 77002

(832) 519-2200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Robert T. Halpin

700 Louisiana Street, Suite 2550

Houston, Texas  77002

(832) 519-2200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

G. Michael O’Leary, Jr.

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas  77002

(713) 220-4200

Approximate date of commencement of proposed sale to the public: Not applicable. Termination of Registration Statement and deregistration of related securities that were not sold pursuant to the Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company.)	Smaller reporting company	☐

*              Includes certain subsidiaries of Crestwood Midstream Partners LP identified on the following pages that may guarantee the debt securities.

Arlington Storage Company, LLC (Exact name of registrant as specified in its charter)
Delaware		26-1179687
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Arrow Field Services, LLC (Exact name of registrant as specified in its charter)
Delaware		27-0472066
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Arrow Midstream Holdings, LLC (Exact name of registrant as specified in its charter)
Delaware		80-0298512
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Arrow Pipeline, LLC (Exact name of registrant as specified in its charter)
Delaware		94-3454611
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
Arrow Water, LLC (Exact name of registrant as specified in its charter)
Delaware		27-1000169
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Central New York Oil and Gas Company, L.L.C. (Exact name of registrant as specified in its charter)
New York		76-0519844
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Cowtown Gas Processing Partners, L.P. (Exact name of registrant as specified in its charter)
Texas		86-1165664
(State or other jurisdiction of incorporation or		(I.R.S. Employer Identification Number)

organization)

Cowtown Pipeline Partners, L.P. (Exact name of registrant as specified in its charter)
Texas		86-1165661
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Appalachia Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		45-4102847
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Arkansas Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		27-5413868
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Crude Logistics LLC (Exact name of registrant as specified in its charter)
Delaware		30-0585080
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Dakota Pipeline LLC (Exact name of registrant as specified in its charter)
Delaware		27-4761975
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Gas Marketing LLC (Exact name of registrant as specified in its charter)
Delaware		70-0620818
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Gas Services Operating GP LLC (Exact name of registrant as specified in its charter)
Delaware		39-2051802
(State or other jurisdiction of incorporation or		(I.R.S. Employer Identification Number)

organization)

Crestwood Gas Services Operating LLC (Exact name of registrant as specified in its charter)
Delaware		39-2051803
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Marcellus Midstream LLC (Exact name of registrant as specified in its charter)
Delaware		45-4623727
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Marcellus Pipeline LLC (Exact name of registrant as specified in its charter)
Delaware		45-4622133
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Midstream Operations LLC (Exact name of registrant as specified in its charter)
Delaware		37-1709059
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood New Mexico Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		27-5328296
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Ohio Midstream Pipeline LLC (Exact name of registrant as specified in its charter)
Delaware		46-2279892
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Panhandle Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		27-5413782
(State or other jurisdiction of incorporation or		(I.R.S. Employer Identification Number)

organization)

Crestwood Pipeline East LLC (Exact name of registrant as specified in its charter)
Delaware		27-1995912
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		27-5413970
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Sabine Pipeline LLC (Exact name of registrant as specified in its charter)
Texas		26-4566870
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Storage Inc. (Exact name of registrant as specified in its charter)
Delaware		20-3143861
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Crestwood Crude Terminals LLC (Exact name of registrant as specified in its charter)
Delaware		27-4762190
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

E. Marcellus Asset Company, LLC (Exact name of registrant as specified in its charter)
Delaware		46-2362188
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

Finger Lakes LPG Storage, LLC (Exact name of registrant as specified in its charter)
Delaware		20-3143796
(State or other jurisdiction of incorporation or		(I.R.S. Employer Identification Number)

organization)

Sabine Treating, LLC (Exact name of registrant as specified in its charter)
Texas		27-1183772
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

US Salt, LLC (Exact name of registrant as specified in its charter)
Delaware		59-3525498
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

DEREGISTRATION OF SECURITIES

On March 25, 2014, Crestwood Midstream Partners LP., a Delaware limited partnership (the “Partnership”), Crestwood Finance Corp., a Delaware corporation, and certain subsidiaries of the Partnership listed above, filed an automatic shelf registration statement on Form S-3 (Registration No. 333-194776) (the “Registration Statement”) with the Securities and Exchange Commission, which was deemed effective upon filing. The Registration Statement registered the offer and sale from time to time of (1) common units representing limited partner interests in the Partnership and (2) debt securities, which may be senior debt securities or subordinated debt securities (collectively, the “Registered Securities”).

Pursuant to the Agreement and Plan of Merger, dated as of May 5, 2015, by and among  the Partnership, Crestwood Midstream GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Crestwood Equity Partners LP, a Delaware limited partnership (“CEQP”), Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of CEQP (the “CEQP GP”), CEQP ST SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of CEQP (“MergerCo”), MGP GP, LLC. a Delaware limited liability company and wholly owned subsidiary of CEQP (“MGP GP”), Crestwood Midstream Holdings LP, a Delaware limited partnership (“Midstream Holdings”) and Crestwood Gas Services GP, LLC, a Delaware limited liability company and wholly owned subsidiary of the General Partner (“CGS GP”), MergerCo, MGP GP and Midstream Holdings merged with and into the Partnership, with the Partnership surviving the merger as an indirect wholly owned subsidiary of CEQP, on September 30, 2015 (the “Merger”).

In connection with the Merger, as of the date hereof, the offer and sale of the Registered Securities is terminated, and in accordance with an undertaking made by the Partnership in the Registration Statement, the Partnership hereby removes from registration by means of this Post-Effective Amendment No. 1 any of the Registered Securities which remain unsold under the Registration Statement as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 30, 2015.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its general partner

By:	/s/ Robert T. Halpin
Robert T. Halpin
Senior Vice President and Chief Financial Officer

COWTOWN GAS PROCESSING PARTNERS L.P.
COWTOWN PIPELINE PARTNERS L.P.

By:	CRESTWOOD GAS SERVICES OPERATING GP LLC,
its general partner

By:	CRESTWOOD GAS SERVICES OPERATING LLC,
its sole member

By:	CRESTWOOD MIDSTREAM PARTNERS LP,
its sole member

By:	CRESTWOOD MIDSTREAM GP LLC,
its general partner

CRESTWOOD GAS SERVICES OPERATING GP LLC

By:	CRESTWOOD GAS SERVICES OPERATING LLC,
its sole member

By:	CRESTWOOD MIDSTREAM PARTNERS LP,
its sole member

By:	CRESTWOOD MIDSTREAM GP LLC,
its general partner

CRESTWOOD APPALACHIA PIPELINE LLC
CRESTWOOD GAS SERVICES OPERATING LLC
CRESTWOOD MARCELLUS PIPELINE LLC
CRESTWOOD NEW MEXICO PIPELINE LLC
CRESTWOOD OHIO MIDSTREAM PIPELINE LLC
CRESTWOOD PIPELINE LLC
CRESTWOOD SABINE PIPELINE LLC
By:	CRESTWOOD MIDSTREAM PARTNERS LP,
its sole member

By:	CRESTWOOD MIDSTREAM GP LLC,
its general partner

CRESTWOOD ARKANSAS PIPELINE LLC
CRESTWOOD PANHANDLE PIPELINE LLC

By:	CRESTWOOD PIPELINE LLC
its sole member

By:	CRESTWOOD MIDSTREAM PARTNERS LP,
its sole member

By:	CRESTWOOD MIDSTREAM GP LLC,
its general partner

SABINE TREATING, LLC

By:	CRESTWOOD SABINE PIPELINE LLC,
its sole member

By:	CRESTWOOD MIDSTREAM PARTNERS LP,
its sole member

By:	CRESTWOOD MIDSTREAM GP LLC,
its general partner

CRESTWOOD MARCELLUS MIDSTREAM LLC

By:	CRESTWOOD MARCELLUS PIPELINE LLC,
its member

By:	CRESTWOOD MARCELLUS HOLDINGS LLC,
its member

E. MARCELLUS ASSET COMPANY, LLC

By:	CRESTWOOD MARCELLUS MIDSTREAM LLC,
its sole member

By:	/s/ Robert T. Halpin
Robert T. Halpin
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on September  30, 2015.

	Name	Title

	*	President, Chief Executive Officer and
	Robert G. Phillips	(Principal Executive Officer)

Senior Vice President and Chief Financial Officer of Crestwood
	/s/ Robert T. Halpin	Midstream GP LLC
	Robert T. Halpin	(Principal Financial Officer)

Senior Vice President and Chief Accounting Officer
	*	(Principal Accounting Officer)
Steven M. Dougherty

	*	Director
Alvin Bledsoe

	*	Director
Michael G. France

	*	Director
Philip D. Gettig

	*	Director
Warren H. Gfeller

	*	Director
Arthur B. Krause

	*	Director
David Lumpkins

	*	Director
John J. Sherman

	*	Director
David M. Wood

*By:	/s/ Joel C. Lambert
Joel C. Lambert
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 30, 2015.

CRESTWOOD MIDSTREAM FINANCE CORP.
CRESTWOOD STORAGE INC.

By:	/s/ Robert T. Halpin
Name:	Robert T. Halpin
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed on September 30, 2015 by the following persons in the capacities indicated.

	Signature	Title

	*	Chief Executive Officer and Sole Director
	Robert G. Phillips	(Principal Executive Officer)

	/s/ Robert T. Halpin	Senior Vice President and Chief Financial Officer
	Robert T. Halpin	(Principal Financial Officer)

	*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
Steven M. Dougherty

*By:	/s/ Joel C. Lambert
Joel C. Lambert
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 30, 2015.

ARLINGTON STORAGE COMPANY, LLC
ARROW FIELD SERVICES, LLC
ARROW MIDSTREAM HOLDINGS, LLC
ARROW PIPELINE, LLC
ARROW WATER, LLC
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C.
CRESTWOOD CRUDE LOGISTICS LLC
CRESTWOOD DAKOTA PIPELINES LLC
CRESTWOOD GAS MARKETING LLC
CRESTWOOD MIDSTREAM OPERATIONS LLC
CRESTWOOD PIPELINE EAST LLC
CRESTWOOD CRUDE TERMINALS LLC
FINGER LAKES LPG STORAGE, LLC
US SALT, LLC

By:	/s/ Robert T. Halpin
Name:	Robert T. Halpin
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed on September 30, 2015 by the following persons in the capacities indicated.

	Signature	Title

	*	President and Chief Executive Officer and Representative
	Robert G. Phillips	(Principal Executive Officer)

	/s/ Robert T. Halpin	Senior Vice President and Chief Financial Officer
	Robert T. Halpin	(Principal Financial Officer)

	*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
Steven M. Dougherty

*By:	/s/ Joel C. Lambert
Joel C. Lambert
Attorney-in-Fact